Q1 2025 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com August 6, 2024 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; the impact of interest rate volatility; the impact of supply chain constraints and labor difficulties on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and an economic downturn and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K or the fiscal year ended March 31, 2024 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Josh S. Weinstein Senior Managing Director and Chief Investment Officer Chris Rehberger Executive Vice President and Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) and 7.75% Notes due 2028 ("CSWCZ") • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • 32 employees based in Dallas, Texas • Total Balance Sheet Assets of $1.5 B as of June 30, 2024 • Operate Capital Southwest SBIC I, LP, a wholly-owned subsidiary • Maintain investment grade issuer ratings of Baa3 from Moody's and BBB- from Fitch CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q1 2025 Pre-Tax Net Investment Income (“NII”) of $31.3 MM or $0.69 per share • Declared Regular Dividend of $0.58 per share for the quarter ending September 30, 2024, an increase of 1.8% compared to the $0.57 per share Regular Dividend paid for the quarter ended June 30, 2024 ◦ In addition, declared Supplemental Dividend of $0.06 per share for the quarter ending September 30, 2024 • Investment Portfolio at Fair Value of approximately $1.5 B ◦ $108.1 MM in total new committed investments to three new portfolio companies and eleven existing portfolio companies ◦ $77.2 MM in total proceeds from eight debt prepayments generating a weighted average IRR of 12.6% • Net Asset Value per share of $16.60 as of June 30, 2024 • Raised $38.4 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $25.60 per share, or 153% of the prevailing NAV per share • Regulatory Debt to Equity ended at 0.75x for the quarter • $452 MM of total availability and $33 MM in cash and cash equivalents as of quarter end ◦ $430 MM available on Credit Facilities and $22 MM of SBA Debentures available to be drawn Q1 2025 Highlights Financial Highlights

Page 7 • In the last twelve months ended 6/30/2024, CSWC generated $2.76 per share in Pre-Tax NII and paid out $2.27 per share in Regular Dividends ◦ LTM Pre-Tax NII Regular Dividend Coverage of 122% • Cumulative Pre-Tax NII Regular Dividend Coverage of 111% since launch of credit strategy in 2015 • Total of $4.01 per share Special and Supplemental Dividends declared since launch of credit strategy in 2015 • Estimated Undistributed Taxable Income ("UTI") of $0.50 per share as of June 30, 2024 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.54 $0.97 $0.48 $0.63 $0.50 $0.57 $0.58 $0.59 $0.62 $0.63 $0.63 $0.63 $0.64 $0.44 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.54 $0.56 $0.57 $0.57 $0.57 $0.58 $0.10 $0.50 $0.05 $0.05 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 8.6% 15.3% 8.1% 13.7% 13.3% 13.0% 11.8% 12.0% 10.8% 10.6% 10.1% 9.7%

Page 8 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $30.06 $32.93 $33.39 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.37 $16.77 $16.60 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.66 $3.89 $3.95 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $10.03 $12.27 $12.84 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 6/30/2024 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase from Credit Strategy of $15.71 per share through 6/30/2024

Page 9 CSWC leads financing transactions, primarily backing private equity firms that generally fit the following parameters • Flexible financing solutions to fund growth, changes of control, or other corporate events • Investments are diverse among industries, geographic regions, and end markets • Companies with EBITDA between $3 MM and $25 MM • Typical leverage of 2.5x – 4.5x Debt to EBITDA through CSWC debt position and Loan-to-Value of 25% - 50% • Commitment size up to $50 MM with hold sizes generally $5 MM to $35 MM • Both sponsored and non-sponsored deals • Floating rate first lien debt securities • Frequently make equity co-investments alongside CSWC debt Lower Middle Market Credit Strategy

Page 10 Granular Credit Portfolio Heavily Weighted Towards First Lien Investments 98% of credit portfolio in first lien senior secured loans with an average investment hold size of 1.0% as of 6/30/24 Credit Portfolio Heavily Weighted to First Lien $ (M illi on s) Average H old S ize % $93 $167 $239 $368 $474 $573 $794 $1,038 $1,345 $1,335 5.6% 3.6% 3.8% 2.9% 2.3% 1.9% 1.5% 1.3% 0.9% 1.0% Sub-Debt Second Lien First Lien Average Hold Size % 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 6/30/2024 $0 $250 $500 $750 $1,000 $1,250 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 64% 28% 8% 82% 10% 8% 4% 10% 86% 90% 8% 2% 6% 92% 2% 93% 7% 96% 4% 43% 41% 16% 97% 3% 98% 2%

Q1 2025 Originations

$108.1 MM in total new committed investments to three new portfolio companies and eleven existing portfolio companies

- $75.6 MM funded at close

Portfolio Originations	Q1 2025					
Name	**Industry**	**Type**	**Total Debt Funded at Close ($000s)**	**Total Equity Funded at Close ($000s)**	**Unfunded Commitments at Close ($000s)**	**Debt Yield to Maturity**
Food Pharma Subsidiary Holdings, LLC	Food, Agriculture & Beverage	First Lien	$35,561	$—	$—	12.7%
SureKap, LLC	Industrial Machinery	First Lien / Equity	$16,228	$500	$13,772	11.7%
CityVet, Inc.	Healthcare Services	First Lien	$—	$—	$15,000	12.7%
Brandner Design, LLC(1)	Building & Infrastructure Products	First Lien / Equity	$8,750	$—	$1,000	15.7%
TalkNY Management Holdings, LLC	Healthcare Services	First Lien / Equity	$7,500	$1,500	$—	12.8%
Air Conditioning Specialist, Inc.	Consumer Services	First Lien	$2,510	$—	$—	13.0%
Heat Trak, LLC(2)	Consumer Products	First Lien / Equity	$2,000	$—	$—	15.7%
Island Pump and Tank, LLC	Environmental Services	First Lien	$—	$—	$1,979	12.2%
ITA Holdings Group, LLC	Transportation & Logistics	First Lien	$—	$—	$705	16.7%
Outerbox, LLC	Media & Marketing	Equity	$—	$682	$—	N/A
Broad Sky Networks LLC	Telecommunications	Sub Debt Conv Note / Equity	$57	$119	$—	20.0%
Other Equity Co-Investments	Various	Equity	$—	$220	$—	N/A
Total / Wtd. Avg			**$72,606**	**$3,021**	**$32,456**	**13.0%**

(1) CSWC received common equity as part of the transaction
(2) CSWC received additional warrants as part of the add-on transaction

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Page 12 Portfolio Exits Q1 2025 Name Industry Type Total Proceeds ($000s) Realized Gain / (Loss) ($000s) IRR The Producto Group Industrial Products First Lien $16,447 $199 14.9% Outerbox, LLC Media & Marketing First Lien $14,625 $167 13.6% USA Debusk, LLC Industrial Services First Lien $13,041 $121 9.9% Opco Borrower, LLC Healthcare Services First Lien / Second Lien $11,661 $271 14.2% Infolinks Media, LP Media & Marketing First Lien $8,171 $98 11.1% RTIC Subsidiary Holdings, LLC Consumer Products First Lien $5,685 $29 11.8% Intermedia Holdings, Inc. Telecommunications First Lien $5,231 $21 9.2% Vida Capital, Inc. Financial Services First Lien $2,362 $18 8.8% Total / Wtd. Avg $77,223 $924 12.6% Track Record of CSWC Exits Continues • During the quarter, CSWC exited eight debt investments generating proceeds of $77.2 MM and a weighted average IRR of 12.6% • Cumulative weighted average IRR of 13.9% on 82 portfolio company exits, generating $1.0 B in proceeds since launch of credit strategy in January 2015 Refinancing activity in the portfolio increased this quarter as the lending market continues to be competitive

CSWC Investment Portfolio Composition

Maintaining appropriate portfolio leverage while receiving attractive risk-adjusted returns

Investment Portfolio - Statistics		
(in $000's)	3/31/2024	6/30/2024
	Total CSWC Portfolio	Total CSWC Portfolio
Number of Portfolio Companies	116	117
Total Cost	$1,476,703	$1,484,078
Total Fair Value	$1,476,561	$1,468,126
Average Hold Size Debt Investments (at Fair Value)	$12,566	$12,717
Average Hold Size Equity Investments (at Fair Value)	$2,031	$1,925
% First Lien Investments (at Fair Value)	88.7%	88.9%
% Second Lien Investments (at Fair Value)	2.3%	1.9%
% Subordinated Debt Investments (at Fair Value)	0.1%	0.1%
% Equity (at Fair Value) (1)	8.9%	9.1%
Wtd. Avg. Yield on Debt Investments (2)	13.3%	13.3%
Wtd. Avg. Yield on Total Investments (3)	12.7%	13.5%
Wtd. Avg. EBITDA of Issuer ($MM's) (4)	$23.0	$19.7
Wtd. Avg. Leverage through CSWC Security (5)	3.6x	3.8x

(1) At June 30, 2024 and March 31, 2024, we had equity ownership in approximately 59% and 56%, respectively, of our investments
(2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of June 30, 2024, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments
(3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value
(4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarters ended June 30, 2024 and March 31, 2024, twelve portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful.
(5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company's debt (including CSWC's position and debt senior or pari passu to CSWC's position, but excluding debt subordinated to CSWC's position) in the capital structure divided by each portfolio company's adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For the quarters ended June 30, 2024 and March 31, 2024, twelve portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful.

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Page 14 CSWC Portfolio Mix as of June 30, 2024 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of approximately $1.5 B continues to be heavily weighted towards first lien investments and diverse across industries First Lien 88.9% Second Lien 1.9% Senior Subordinated Debt 0.1% Equity 9.1% Healthcare Services 13% Media & Marketing 9% Food, Agriculture & Beverage 9% Consumer Products 8% Business Services 7% Consumer Services 7% Financial Services 6% Transportation & Logistics 5% Software & IT Services 4% Environmental Services 4% Industrial Products 3% Healthcare Equipment & Supplies 3% Industrial Machinery 3% Specialty Retail 3% Note: Equity represents equity co-investments across 69 portfolio companies

Page 15 Approximately 92% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate solid performance Investment Rating 3/31/2024 Investment Rating Upgrades Investment Rating Downgrades 6/30/2024 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 21 $197.2 14.7% 3 $17.1 1.3% — $— —% 19 $196.8 14.7% 2 123 $1,075.7 80.0% — $— —% — $— —% 120 $1,036.8 77.7% 3 9 $68.7 5.1% — $— —% 2 $33.5 2.5% 10 $99.7 7.5% 4 1 $2.9 0.2% — $— —% 1 $1.5 0.1% 2 $1.9 0.1% Wtd. Avg. Investment Rating (at Cost) 1.95 1.98 Quarter-over-Quarter Investment Rating Migration Note: We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein. Investment Ratings range from a rating of 1, which represents the least amount of risk in our portfolio, to 4, which indicates that the investment is performing materially below underwriting expectations.

Page 16 Income Statement (In Thousands, except per share amounts) Quarter Ended 9/30/23 Quarter Ended 12/31/23 Quarter Ended 3/31/24 Quarter Ended 6/30/24 Investment Income Interest Income $37,955 $37,841 $39,923 $42,987 PIK Interest Income 1,526 4,073 2,953 3,051 Dividend Income 2,484 4,672 1,887 2,418 Fees and Other Income 812 1,980 1,668 2,898 Total Investment Income $42,777 $48,566 $46,431 $51,354 Expenses Cash Compensation $2,333 $3,919 $1,869 $3,466 Share Based Compensation 1,236 1,188 1,131 1,224 General & Administrative 2,316 2,220 2,209 2,931 Total Expenses (excluding Interest) $5,885 $7,327 $5,209 $7,621 Interest Expense $10,481 $11,473 $11,453 $12,447 Pre-Tax Net Investment Income $26,411 $29,766 $29,769 $31,286 Gains / Losses and Taxes Net Realized and Unrealized Losses $(4,209) $(5,375) $(15,927) $(14,824) Realized Loss on Extinguishment of Debt (361) — — — Income Tax (Expense) / Benefit 783 (907) (373) (2,427) Net increase in Net Assets Resulting from Operations $22,624 $23,484 $13,469 $14,035 Weighted Average Diluted Shares Outstanding 39,698 41,514 44,101 45,665 Pre-Tax NII Per Diluted Weighted Average Share $0.67 $0.72 $0.68 $0.69 Net Increase in Net Assets Per Dil. Wtd. Average Share $0.57 $0.57 $0.31 $0.31

Page 17 Operating Leverage Trend Continuing to improve Operating Leverage through benefits of internally- managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 $1,258 $1,557 $1,544 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 1.9% 1.7% 1.8% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 Q1 FY 25 $0 $250 $500 $750 $1,000 $1,250 $1,500 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets

Page 18 $16.77 $0.69 $(0.57) $(0.06) $(0.22) $(0.10) $0.27 $(0.18) $16.60 3/3 1/2 02 4 N AV/Shar e Pre- Tax Net I nv est ment In com e Regu lar Divi den d Sup ple ment al D ivi den d Net C han ge in Valu ati on of Debt Port fol io Net C han ge in Valu ati on of Equ ity Port fol io Accr eti on fro m Equ ity Iss uan ce Othe r C orp ora te 6/3 0/2 02 4 N AV/Shar e $14 $14.5 $15 $15.5 $16 $16.5 $17 $17.5 $18 NAV per Share Bridge for Quarter Ended 6/30/24 Earnings / Dividends $0.06 per Share Investment Portfolio Valuation Change $(0.32) per Share Other Corporate $0.09 per Share Note: "Other Corporate" consists primarily of ($0.13) per share dilution from annual issuance of RSUs

Significant Unused Debt Capacity with Long-Term Duration

Increased SPV Credit Facility to $200 MM in total commitments during the quarter

Facility	Total Commitments	Interest Rate	Maturity	Principal Drawn	Undrawn Commitment
January 2026 Notes (1)	$140.0 MM	4.50%	January 2026	$140.0 MM	N/A
October 2026 Notes (2)	$150.0 MM	3.375%	October 2026	$150.0 MM	N/A
Corporate Credit Facility	$460.0 MM	Term SOFR + 2.15%	August 2028	$165.0 MM	$294.1 MM (3)
August 2028 Notes (4)	$71.9 MM	7.75%	August 2028	$71.9 MM	N/A
SPV Credit Facility	$200.0 MM	Term SOFR + 2.50%	March 2029	$64.0 MM	$136.0 MM
SBA Debentures	$175.0 MM	4.31% (5)	September 2031 (6)	$153.0 MM	$22.0 MM

Long-Term Debt Obligations (Calendar Year)



Principal Payments ($MM)
$600
$450
$300
$150
$0
$290.0
$150.0
$140.0
$236.9
$71.9
$165.0
$217.0
$153.0
$64.0
CY 2024
CY 2025
CY 2026
CY 2027
CY 2028
CY 2029 - Thereafter
January 2026 Notes
October 2026 Notes
SPV Facility
August 2028 Notes
Corporate Credit Facility
SBA Debentures

(1) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par
(2) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par
(3) Net of $0.9 MM in letters of credit outstanding
(4) Redeemable in whole or in part at Capital Southwest's option on or after August 1, 2025
(5) Weighted average interest rate of all SBA Debentures for the three months ended June 30, 2024
(6) First SBA Debentures mature on September 1, 2031

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Page 20 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 9/30/23 Quarter Ended 12/31/23 Quarter Ended 3/31/24 Quarter Ended 6/30/24 Assets Portfolio Investments $1,353,566 $1,365,037 $1,476,561 $1,468,126 Cash & Cash Equivalents 23,020 23,605 32,273 33,299 Other Assets 40,327 40,845 47,924 42,607 Total Assets $1,416,913 $1,429,487 $1,556,758 $1,544,032 Liabilities SBA Debentures $126,376 $126,081 $148,695 $148,880 January 2026 Notes 139,220 139,304 139,388 139,472 October 2026 Notes 147,633 147,884 148,077 148,269 August 2028 Notes 69,438 69,566 69,693 69,820 Credit Facilities 250,000 195,000 265,000 229,000 Other Liabilities 26,472 30,687 30,229 31,260 Total Liabilities $759,139 $708,522 $801,082 $766,701 Shareholders Equity Net Asset Value $657,774 $720,965 $755,676 $777,331 Net Asset Value per Share $16.46 $16.77 $16.77 $16.60 Regulatory Debt to Equity 0.92x 0.77x 0.82x 0.75x

Page 21 Portfolio Statistics (1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating is calculated at cost. (2) At Fair Value Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 9/30/23 Quarter Ended 12/31/23 Quarter Ended 3/31/24 Quarter Ended 6/30/24 Portfolio Statistics Fair Value of Debt Investments $1,179,074 $1,181,737 $1,344,559 $1,335,279 Average Debt Investment Hold Size $13,553 $13,741 $12,566 $12,717 Fair Value of Debt Investments as a % of Par 97% 97% 96% 95% % of Investment Portfolio on Non-Accrual (at Fair Value) 2.0% 2.2% 2.3% 1.9% Weighted Average Investment Rating (1) 1.92 1.91 1.95 1.98 Weighted Average Yield on Debt Investments 13.50% 13.53% 13.29% 13.26% Fair Value of All Portfolio Investments $1,353,566 $1,365,037 $1,476,561 $1,468,126 Weighted Average Yield on all Portfolio Investments 12.97% 13.74% 12.67% 13.49% Investment Mix (Debt vs. Equity) (2) 90% / 10% 90% / 10% 91% / 9% 91% / 9%

Page 22 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 9/30/23 Quarter Ended 12/31/23 Quarter Ended 3/31/24 Quarter Ended 6/30/24 Investment Income Breakdown Cash Interest $36,588 $36,743 $38,881 $41,998 Cash Dividends 2,484 4,672 1,887 2,418 PIK Income 1,526 4,073 2,953 3,051 Amortization of Purchase Discounts and Fees 1,447 1,292 1,254 1,531 Management/Admin Fees 401 467 469 465 Prepayment Fees & Other Income 331 1,319 987 1,891 Total Investment Income $42,777 $48,566 $46,431 $51,354 Key Metrics Cash Income as a % of Investment Income (1) 96% 92% 94% 94% % of Total Investment Income that is Recurring 99% 93% 98% 94% (1) Includes Purchase Discounts and Fees previously received in cash

Page 23 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 9/30/23 Quarter Ended 12/31/23 Quarter Ended 3/31/24 Quarter Ended 6/30/24 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.67 $0.72 $0.68 $0.69 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 16.25% 17.42% 16.10% 16.34% Realized Earnings Per Wtd Avg Diluted Share $0.69 $0.51 $0.22 $0.65 Realized Earnings Return on Equity (ROE)(1) 16.75% 12.30% 5.27% 15.45% Earnings Per Wtd Avg Diluted Share $0.57 $0.57 $0.31 $0.31 Earnings Return on Equity (ROE)(1) 13.92% 13.75% 7.28% 7.33% Regular Dividends per Share $0.56 $0.57 $0.57 $0.57 Supplemental / Special Dividends per Share $0.06 $0.06 $0.06 $0.06 Total Dividends per Share $0.62 $0.63 $0.63 $0.63

Page 24 Note: Illustrative change in annual NII does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in the portfolio. It also does not adjust for other business developments, including future originations and repayments. Accordingly, no assurances can be given that actual results would not differ materially from the table above. Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change ($ Per Share) (200 bps) (21,957,039) (0.47) (150 bps) (16,467,779) (0.35) (100 bps) (10,978,520) (0.23) (50 bps) (5,489,260) (0.12) 50 bps 5,489,260 0.12 2.4% 97.6% Fixed Floating

Corporate Information

Board of Directors
Inside Director
Bowen S. Diehl
Independent Directors
David R. Brooks
Christine S. Battist
Jack D. Furst
William R. Thomas
Ramona Rogers-Windsor

Senior Management
Bowen S. Diehl
President & Chief Executive Officer
Michael S. Sarner
Chief Financial Officer, Secretary & Treasurer
Josh S. Weinstein
Senior Managing Director & Chief Investment Officer

Fiscal Year End
March 31

Independent Auditor
RSM US LLP Chicago, IL

Corporate Counsel
Eversheds Sutherland (US) LLP

Corporate Offices & Website
8333 Douglas Avenue
Suite 1100
Dallas, TX 75225
http://www.capitalsouthwest.com

Investor Relations
Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Transfer Agent
Equiniti Trust Company, LLC
www.equiniti.com

Securities Listing
Nasdaq: "CSWC" (Common Stock)
Nasdaq: "CSWCZ" (7.75% Notes due 2028)

Industry Analyst Coverage

Firm	Analyst	Contact Information
Ladenburg Thalmann & Co., Inc.	Mickey Schleien	Direct: 305-572-4131
Citizens JMP	Brian McKenna	Direct: 585-217-7407
Jefferies, LLC	Kyle Joseph	Direct: 510-418-0754
Raymond James & Associates	Robert Dodd	Direct: 901-579-4560
Oppenheimer & Co., Inc.	Mitchel Penn	Direct: 212-667-7136
UBS Securities, LLC	Douglas Harter	Direct: 212-882-0080
B. Riley Securities	Bryce Rowe	Direct: 703-312-1820

CSWC capital southwest

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